EXHIBIT 10(am)

        1994 ANNUAL MANAGEMENT INCENTIVE PROGRAM - USG CORPORATION

















                                   1994


                    ANNUAL MANAGEMENT INCENTIVE PROGRAM


                              USG CORPORATION


















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                                  PURPOSE


To enhance USG Corporation's ability to attract, motivate, reward and retain key employees of the Corporation and its operating subsidiaries and to strengthen the existing mutuality of interest between such key employees and the Corporation's stockholders by offering such key employees, who discharge their accountabilities in a manner which makes a measurable contribution to the Corporation's earnings, incentive award opportunities.



                               INTRODUCTION


This Annual Management Incentive Program is in effect from January 1, 1994 through December 31, 1994.



                                ELIGIBILITY


Individuals eligible for participation in this Program are those officers and other key employees occupying management positions having 775 or more points as determined by the Corporation's position evaluation system. Employees who participate in any other annual incentive program of the Corporation or any of its subsidiaries are not eligible to participate in this Program.



                                   GOALS

For the 1994 Annual Management Incentive Program, goal income targets for USG Corporation, Subsidiaries and Profit Centers will be determined by the Compensation and Organization Committee after considering recommendations submitted from USG Corporation, Operating Subsidiaries and Profit Centers respectively. Additionally, cash available for debt paydown targets will be established. Profit Center goals will be established which are consistent with Corporate and Operating Subsidiary goals Except in the case of a Named Executive Officer (as defined in the Administrative Guidelines below), Profit Center goals may be adjusted by the Chairman & CEO of USG Corporation if business conditions or other significant unforeseen circumstances beyond the control of the Profit Center have a major impact on opportunity.
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                               AWARD VALUES

For the 1994 Annual Management Incentive Program, position par values are based on level of accountability and are expressed as a percent of approved position reference point (midpoint). Resulting award opportunities represent a fully competitive incentive opportunity for 100% (target) achievement of Corporate, Operating Subsidiary and/or Profit Center goals:


                                             POSITION PAR VALUE
USG CORPORATION
  Chairman & CEO - USG Corporation           65% of Reference Point
  Vice Chairman - USG Corporation            55% of Reference Point
  President & COO - USG Corporation          55% of Reference Point


USG CORPORATION                              50% Of Reference Point
  Senior Vice President & Chief Technology Officer
  Senior Vice President, General Counsel & Secretary
  Senior Vice President & Chief Administrative Officer

VICE PRESIDENT, USG CORPORATION;
PRESIDENT & CEO
  United States Gypsum Company
  USG Interiors, Inc.
  USG International, Ltd.

VICE PRESIDENT & CHIEF FINANCIAL OFFICER     45% of Reference Point


USG CORPORATION & OPERATING SUBSIDIARIES     40% of Reference Point
  OFFICERS AND MANAGERS
  President & CEO, L&W Supply Corporation
  President & CEO, CGC, Inc.
   Vice President & Treasurer, USG Corporation;
      Vice President Finance, USG International, Ltd
  Vice President & Controller, USG Corporation;
      Vice President Financial Svcs, U.S. Gypsum Co.
  Vice President Research


  Executive Vice President, USG Interiors, Inc.   35% of Reference Point
  Vice President - Manufacturing, U.S. Gypsum Co.
  Associate General Counsel, USG Corporation
  Vice President Human Resources - Operations, USG Corporation


GENERAL MANAGERS (PROFIT CENTER HEADS)
  Sales of $50 Million and over              30% of Reference Point
  Sales Under $50 Million                    25% of Reference Point
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USG CORPORATION, OPERATING SUBSIDIARIES & PROFIT CENTERS
  OFFICERS AND MANAGERS

  Position Reference Point: $145,200 and Over 30% of Reference Point Position Reference Point: $117,900 - $145,199 25% of Reference Point Position Reference Point: $105,180 - $117,899 20% of Reference Point Position Reference Point: $ 84,300 - $105,179 15% of Reference Point
  Position Reference Point: Below $84,300         10% of Reference Point


                                  AWARDS


Incentive awards for all participants in the 1994 Annual Management Incentive Program will be reviewed and approved by the Compensation and Organization Committee of the USG Corporation Board of Directors.

For all participants, the annual incentive award opportunity is the annualized position reference point (midpoint) in effect at the beginning of the calendar year multiplied by the applicable position par value percent.

Incentive awards for 1994 will be based on

     - Goal income (net sales less cost of sales and selling and administrative expenses) based on the Corporation's year-end financial statements.

     -    Cash available for domestic debt paydown.

     - Except in the case of a Named Executive Officer, other appropriate performance measures as approved by the Compensation and Organization Committee of the Board of Directors.

1. For participants to qualify for the USG Corporation segment of an award, USG Corporation must achieve 75% or higher of the Corporation's goal income target. For Subsidiary and Profit Center participants to qualify for the Subsidiary/ Profit Center segment of an incentive opportunity, the respective Subsidiary or Profit Center must achieve 75% or higher of its goal income target. The Compensation and Organization Committee may eliminate awards to any participant who fails to receive a personal performance rating of "Achieved Expectations" (85) or better under the Corporation's Performance Planning and Review system (PPR).

2. Once the threshold qualifiers for an incentive award are satisfied, basic incentive award amounts will be determined by Corporate performance achievement which meets or exceeds 75% of the Corporate goal income or by Subsidiary or Profit Center achievements which meet or exceed 75% of their respective goal income targets, according to the following schedule:

     Goal                         Goal Income Adjustment Factor
     Income                       For Corporate, Subsidiary or
     Achievement                  Profit Center Performance


     Below  75%                             0%
            75%                            75%
            80%                            80%
            90%                            90%
           100%                           100%
           110%                           120%
           120%                           150%
           130%                           185%
           133%                           200%

3. Basic incentive award amounts are adjusted to the extent cash is available for domestic debt paydown using the formula in ATTACHMENT I. The goal income/cash available for domestic debt paydown schedule is included as ATTACHMENT II of this Program.

     The maximum incentive award under this Program is 200% of par.

4. Basic incentive award opportunities and calculations of awards for participants will be based on the achievement of specific Corporate, Subsidiary and/or Profit Center goal income targets as displayed below or, except with respect to Named Executive Officers, as otherwise may be established subject to approval of the Chairman and CEO:

                                    Incentive Award
    Participants                    Opportunity/Calculation


    USG Corporation                 100% on USG Corporation
                                    Performance
                                    (Threshold-75% of Goal)

    U.S. GYPSUM COMPANY
      President & CEO               50% USG Corporation Performance
                                    25% North America Gypsum
                                    Performance
                                    25% Subsidiary Performance
                                    (Threshold - 75% of Goal)

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      VP Manufacturing              25% USG Corporation Performance
      VP National Accts & Mktg East 25% North America Gypsum
                                    Performance
      Dir, Market Dev & Plng        50% Subsidiary Performance
      VP Marketing - West           (Threshold - 75% of Goal)
      Dir, Marketing - East
      Dir, Manufacturing

      General Mgr - IGD             25% USG Corporation Performance
      General Mgr - Materials Div   25% Subsidiary Performance
                                    50% Profit Center Performance
                                    (Threshold - 75% of Goal)

    USG INTERIORS, INC              50% USG Corporation Performance
      President & CEO               25% World-Wide Ceilings
                                    Performance
                                    25% Subsidiary Performance
                                    (Threshold - 75% of Goal)

      Executive VP                  25% USG Corporation Performance
      VP Operations                 25% World-Wide Ceilings
                                    Performance
      VP Sales                      50% Subsidiary Performance
      VP Mktg & Business Dev        (Threshold - 75% of Goal)

      Dir, Operations - Floors      25% USG Corporation Performance
                                    25% Subsidiary Performance
                                    50% Floors Division Performance
                                    (Threshold - 75% of Goal)

      Dir, Retail Programs          50% USG Corporation Performance
                                    50% Subsidiary Performance

    USG INTERNATIONAL, LTD.
      President & CEO               50% USG Corporation Performance
                                    25% North America Gypsum
                                    Performance
                                    & World Wide Ceilings
                                    Performance
                                    25% Subsidiary Performance
                                    (Threshold - 75% of Goal)

      VP Pacific Rim &              25% North America Gypsum Performance
      General Mgr, Fiberboard       & World Wide Ceilings
                                    Performance
      VP & Managing Director        25% Subsidiary Performance
                                    50% Regional Performance
                                    (Threshold - 75% of Goal)

    L&W SUPPLY CORPORATION
      President & CEO               50% USG Corporation Performance
                                    25% North America Gypsum
                                    Performance
                                    25% Subsidiary Performance
                                    (Threshold - 75% of Goal)

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      Director, Operations          25% USG Corporation Performance
                                    25% North America Gypsum
                                    Performance
                                    50% Subsidiary Performance
                                    (Threshold - 75% of Goal)

    Other Subsidiary Participants   25% USG Corporation Performance
                                    (Threshold - 75% of Goal)
                                    75% Subsidiary Performance
                                    (Threshold - 75% of Goal)

    Profit Center Participants      25% Subsidiary Performance
      (Subject to subsidiary        (Threshold - 75% of Goal)
      discretion)                   75% Profit Center Performance
                                    (Threshold - 75% of Goal)

    CGC INC
      President & CEO               25% USG Corporation Performance
                                    25% North America Gypsum
                                    Performance
                                    & World Wide Ceilings
                                    Performance
                                    50% Subsidiary Performance
                                    (Threshold - 75% of Goal)

      VP & Gen Mgr - Gypsum
                                    25% North America Gypsum
                                    Performance
                                    25% Subsidiary Performance
                                    50% Division Performance
                                    (Threshold - 75% of Goal)

      VP & Gen Mgr -                25% World Wide Ceilings
                                    Performance
      Interiors & Industries        25% Subsidiary Performance
                                    50% Division Performance
                                    (Threshold - 75% of Goal)

      Other Subsidiary (CGC)
      Participants                  25% North America Gypsum
                                    Performance
                                    & World Wide Ceilings
                                    Performance
                                    75% Subsidiary Performance
                                    (Threshold - 75% of Goal)



5.  SPECIAL AWARDS

    In addition to the incentive opportunity provided by this Program, a special award may be recommended for any participant or non-participant, other than a Named Executive Officer, who has made an extraordinary contribution to the Corporation's welfare or earnings.
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                            GENERAL PROVISIONS



1. The Compensation and Organization Committee of USG Corporation's Board of Directors shall review and approve the awards recommended for officers and other employees who are eligible participants in the 1994 Annual Management Incentive Program. The Compensation and Organization Committee shall submit to the Board of Directors, for their ratification, a report of the awards for all eligible participants including corporate officers approved by the Committee in accordance with the provisions of the Program.

2. The Compensation and Organization Committee shall have full power to make the rules and regulations with respect to the determination of achievement of goals and the distribution of awards. No awards will be made until the Compensation and Organization Committee has certified goal achievement and applicable awards in writing.

3. The judgement of the Compensation and Organization Committee in construing this Program or any provisions thereof, or in making any decision hereunder, shall be final and conclusive and binding upon all employees of the Corporation and its subsidiaries whether or not selected as beneficiaries hereunder, and their heirs, executors, personal representatives and assigns.

4. Nothing herein contained shall limit or affect in any manner or degree the normal and usual powers of management, exercised by the officers and the Board of Directors or committees thereof, to change the duties or the character of employment of any employee of the Corporation or to remove the individual from the employment of the Corporation at any time, all of which rights and powers are expressly reserved.

5. No award will be paid to a Program participant who is not a regular full-time employee in good standing at the end of the calendar year to which the award applies; except an award which would otherwise be payable based on goal achievement may be recommended in the event of retirement, disability or death or in the event the participant is discharged without cause from the employment of the company during the year.

6. The awards made to employees shall become a liability of the Corporation or the appropriate subsidiary as of December 31, 1994 and all payments to be made hereunder will be made as soon as practicable after said awards have been approved.
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                              USG CORPORATION
                    ANNUAL MANAGEMENT INCENTIVE PROGRAM

                                   1994

                         ADMINISTRATIVE GUIDELINES



1. Award values will be based on position reference points (midpoints) in effect for each qualifying position at the beginning of the year. Any change in duties, dimensions or responsibilities of a current position resulting in a new evaluation and an increase or decrease in reference points will be applied for Incentive Program purposes on a prorata basis with the respective reference point and par value to apply for the actual number of full months of service at each evaluation except for such a change with respect to a Named Executive Officer, in which case any change in reference points and par value, for any reason, shall not become effective until January 1 of the following year.

2. As provided by the Program, no award is to be paid any participant who is not a regular full-time employee in good standing at the end of the calendar year to which the award applies. However, in the event an eligible participant with three (3) or more months of active service in the Program year subsequently retires, becomes disabled or dies, or is discharged from the employment of the Company without cause, the participant (or beneficiary) will receive an award which would otherwise be payable based on goal achievement, prorated for the actual months of active service during the year.

3. Employees participating in any other incentive or bonus program of the parent Corporation or a Subsidiary who are transferred during the year to a position covered by the Management Incentive Compensation Program (other than a Named Executive Officer) will be eligible to receive a potential award prorated for actual full months of service in the two positions with the respective incentive program and par values to apply. For example, a Marketing Manager promoted to Director, Marketing on August 1, will be eligible to receive a prorata award for seven months based on the Marketing Manager Plan provisions and values, and for five months under the Annual Incentive Program provisions and par values.

4. In the event of transfer of an employee (other than a Named Executive Officer) from an assignment which does not qualify for participation in any incentive or bonus plan to a position covered by the 1994 Annual Management Incentive Program, the employee is eligible to participate in the Annual Incentive Program with any potential award prorated for the actual months of service in the position covered by the Program during the year. A minimum of three months of service in the eligible position is required.

5. Participation during the current Program year for individuals employed from outside the Corporation is possible with any award to be prorated for actual full months of service in the eligible position. A minimum of three full months of service is required for award consideration.

6. Exceptions to established administrative guidelines can only be made by the Compensation and Organization Committee and only with respect to participants other than Named Executive Officers.

7. For purposes of this Program, a "NAMED EXECUTIVE OFFICER" will include any executive officer who is deemed a "named executive officer" for 1994 under Item 402 (a)(3) of Regulation S-K under the Securities Exchange Act of 1934 and was employed by the Corporation or a Subsidiary on the last day of the year.